Exhibit 4.1

NUMBER

CHELSEA THERAPEUTICS

SHARES

# CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

60,000,000 SHARES AUTHORIZED

CUSIP 163428 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

*This Certifies That*

*is the owner of*

*Fully Paid and Non-Assessable Shares of Common Stock, Par Value $0.0001 Per Share, of*

**CHELSEA THERAPEUTICS INTERNATIONAL, LTD.**

*transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents.*

*IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.*

*This Certificate is not valid until countersigned by the Transfer Agent and Registrar.*

*Countersigned:*
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430
Denver, CO 80209

By ______________________
Transfer Agent and Registrar Authorized Officer

*Dated:*

PRESIDENT

CHELSEA THERAPEUTICS INTERNATIONAL, LTD. CORPORATE SEAL DELAWARE

CHIEF FINANCIAL OFFICER

1750

Mountain Financial Printing, Inc.

Chelsea TherapeuTiCs inTernaTional, lTd. CORPORATE STOCK TRANSFER, INC. TRANSFER FEE: AS REQUIRED The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties UNIF GIFT MIN ACT - Custodian JT TEN - as joint tenants with right (Cust) (Minor) of survivorship and not as under Uniform Gifts to Minors tenants in common Act Additional abbreviations may also be used though not in the above list. (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE PRINTOR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CO DE OF ASSIGNEE Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated:20, Signature: X Signature(s) Guaranteed: Signature: X THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIPIN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.